ROCHESTER FUND MUNICIPALS
                   Supplement dated August 23, 1999 to the
                         Prospectus dated April 30, 1999


The Prospectus is changed as follows:

1. The second sentence of the first paragraph in the section entitled "Class A Contingent Deferred Sales Charge" on page 17 is revised to read as follows:

         The Distributor pays dealers of record commissions in an amount equal to 0.50% of purchases of $1 million or more other than by retirement accounts.

August 23, 1999                                       PS0365.005